UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

  SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:      November 27, 2011

  CUMMINS INC.

 (Exact name of registrant as specified in its charter)

Indiana (State or other Jurisdiction of Incorporation)	1-4949 (Commission File Number)	35-0257090 (I.R.S. Employer Identification No.)

500 Jackson Street

 P. O. Box 3005

 Columbus, IN  47202-3005

 (Principal Executive Office)  (Zip Code)

Registrant's telephone number, including area code:  (812) 377-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events.

On November 27, 2011, N. Thomas Linebarger,  President and Chief Operating Officer of Cummins Inc. (the “Company”), entered into a pre-arranged stock trading plan (the “Linebarger 10b5-1 Plan”) to sell a limited number of his shares of the Company’s common stock, par value $2.50 per share (“Common Stock”).  On November 29, 2011, Steven M. Chapman, Group Vice President - China and Russia of the Company, entered into a pre-arranged stock trading plan (the “Chapman 10b5-1 Plan” and, together with the Linebarger 10b5-1 Plan, the “Plans”) to sell a limited number of his shares of the Company’s Common Stock. The Plans were designed to comply with the Company’s insider trading policies and the guidelines specified in Rule 10b5-1 promulgated under the Securities Exchange Act of 1934, as amended, which permit an officer or director to enter into a pre-arranged plan for buying or selling Company stock at a time when the officer or director is not in possession of material, nonpublic information about the Company.

The Linebarger 10b5-1 Plan allows for the sale of a maximum of 40,000 shares of Common Stock at specified market prices commencing sixty days after adoption of the Linebarger 10b5-1 Plan and continuing until all 40,000 shares are sold or November 27, 2012, whichever occurs first.  Based on his current ownership of Common Stock, if all of the 40,000 shares of Common Stock subject to the Linebarger 10b5-1 Plan were sold, Mr. Linebarger would beneficially own approximately 114,842 shares of Common Stock.  Mr. Linebarger will continue to be subject to the Company’s stock ownership guidelines, and the sales contemplated by the Linebarger 10b5-1 Plan will not reduce Mr. Linebarger’s ownership of Common Stock below the levels required by the guidelines.

The Chapman 10b5-1 Plan allows for the sale of a maximum of 15,000 shares of Common Stock at specified market prices commencing sixty days after adoption of the Chapman 10b5-1 Plan and continuing until all 15,000 shares are sold or November 29, 2012, whichever occurs first.  Based on his current ownership of Common Stock, if all of the 15,000 shares of Common Stock subject to the Chapman 10b5-1 Plan were sold, Mr. Chapman would beneficially own approximately 36,649 shares of Common Stock.  Mr. Chapman will continue to be subject to the Company’s stock ownership guidelines, and the sales contemplated by the Chapman 10b5-1 Plan will not reduce Mr. Chapman’s ownership of Common Stock below the levels required by the guidelines.

All sales of Common Stock under the Plan will be disclosed publicly in accordance with applicable securities laws, rules and regulations through appropriate filings with the U.S. Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 5, 2011

CUMMINS INC.
/s/ Marsha L. Hunt ______________________________ Marsha L. Hunt Vice President - Corporate Controller